UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026 (May 12, 2026)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 12, 2026. This meeting considered the election of 12 nominees to serve on the Board of Directors for one-year terms expiring at the Company’s 2027 Annual Meeting of Shareholders and until their successors have been elected and qualified. C. Wayne Alderman, Terry W. Andrus, J. Tutt Barrett, Walton T. Conn, Jr., Robert W. Dumas, Jeffrey J. Evans, William F. Ham, Jr., David A. Hedges, David E. Housel, Michael A. Lawler, Anne M. May, and Sandra J. Spencer, all of the nominees, were elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement, and (ii) ratified the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

The final voting results of the director elections, and other proposals voted on at the Annual Meetings are set forth below.

1.	Each of the 12 nominees for director was elected by the following tabulation:

Director	Votes For	Withheld	Broker Non-Votes
C. Wayne Alderman	1,390,512	20,723	1,200,566
Terry W. Andrus	1,387,908	23,327	1,200,566
J. Tutt Barrett	1,395,139	16,096	1,200,566
Walton T. Conn, Jr.	1,396,126	15,109	1,200,566
Robert W. Dumas	1,405,268	5,967	1,200,566
Jeffrey J. Evans	1,396,149	15,086	1,200,566
William F. Ham, Jr.	1,390,507	20,728	1,200,566
David A. Hedges	1,401,372	9,683	1,200,566
David E. Housel	1,392,377	18,858	1,200,566
Michael A. Lawler	1,396,126	15,109	1,200,566
Anne M. May	1,397,307	13,928	1,200,566
Sandra J. Spencer	1,405,433	5,802	1,200,566

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,340,846	52,537	17,852	1,200,566

3.

Ratification of the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was approved and accordingly ratified by the following tabulation:

For	Against	Abstain
2,604,281	7,289	231

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ David A. Hedges
David A. Hedges
President and CEO

Date: May 13, 2026